Income Taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes
8.	Income Taxes

The Company was classified as a partnership for U.S. income tax purposes through the Conversion on October 12, 2017. The Company incurred net losses for the years ended December 31, 2018 and 2017. The Company has not reflected any benefit of such net operating loss carryforwards in the accompanying financial statements and has established a full valuation allowance against its deferred tax assets due to the uncertainty surrounding realization of such assets.

A reconciliation of the federal statutory rate to the Company’s effective tax rate is as follows for the years ended December 31, 2018 and 2017:

	Year Ended December 31,
	2018	2017
Tax benefit at federal statutory rate	$(10,972)	$(11,038)
Pre-conversion passthrough loss	—	7,331
Tax credits	(2,387)	(351)
Federal uncertain tax positions	708	102
Stock-based compensation	1,251	470
Impact of federal rate change	—	2,329
Nondeductible expense	58	126
Change of valuation allowance	11,346	782
Others	(4)	249

Income tax provision	$—	$—

The tax effects of temporary differences that give rise to significant components of the Company’s deferred tax assets consist of (in thousands):

	December 31,
	2018	2017
Deferred tax assets:
Net operating loss	$13,867	$4,363
Accrued bonus	487	230
Tax credits	3,098	574
Stock-based compensation	213	—
Deferred rent	1,647	—
Others	98	73

Gross deferred tax assets	19,410	5,240
Less valuation allowance	(17,286)	(5,026)

Total deferred tax assets	$2,124	$214

Deferred tax liabilities:
Depreciation and amortization	$(2,124)	$(214)

Gross deferred tax liabilities	(2,124)	(214)

Deferred tax assets, net	$—	$—

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred assets will be realized. The ultimate realization of the deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Evaluating the need for a valuation allowance for deferred tax assets often requires judgment and analysis of all the positive and negative evidence available, including cumulative losses in recent years and projected future taxable income, to determine whether all or some portion of the deferred tax assets will not be realized. As of December 31, 2018, the Company has utilized a full valuation allowance to offset the net deferred tax assets as the Company believes it is not more likely than not that the net deferred tax assets will be fully realizable. The valuation allowance increased on a net basis by $12.3 million during the year ended December 31, 2018.

As of December 31, 2018, the Company had federal and state net operating loss (“NOL”) carryforwards of approximately $17.5 million and $17.1 million, respectively. Federal and state NOL carryforwards will begin to expire in 2037, if not utilized. Due to tax reform, the Company also has federal NOL carryforwards of $42.9 million generated after December 31, 2017, which do not expire. As of December 31, 2018, the Company also had federal and California tax credit carryforward of approximately $3.3 million and $1.1 million, respectively. The federal tax credits will begin to expire in 2036 while the California tax credits have no expiration date.

Generally, utilization of the NOL carryforwards and credits may be subject to an annual limitation due to the ownership change limitations provided by Section 382, which provides for limitations on NOL carryforwards and certain built-in losses following ownership changes, and Section 383, which provides for special limitations on certain excess credits, etc., of the Code, and similar state provisions. Accordingly, the Company’s ability to utilize NOL carryforwards may be limited as the result of such an “ownership change.” The carryforwards could be subject to an annual limitation, resulting in a reduction in the gross deferred tax assets before considering the valuation allowance. Further, a portion of the carryforwards may expire before being applied to reduce future earnings. The Company is not aware of any changes in ownership that would result in material limitations under Section 382 at this time.

On December 22, 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (the “Tax Act”). The Tax Act reduces the federal corporate income tax rate from 35% to 21% effective January 1, 2018, which the Company expects will positively impact the Company’s future effective tax rate and after-tax earnings in the United States. The Company has recorded a decrease related to deferred tax assets and deferred tax liabilities, with an offset by the valuation allowance. As a result, the tax provision impact related to the federal tax rate change is zero. On December 22, 2017, Staff Account Bulletin No. 118 was issued to allow companies to record provisional amounts for those impacts, with the requirement that the accounting be completed in a period not to exceed one year from the date of enactment. As a result, as of December 31, 2017, the Company performed a provisional estimate of the effect of the Tax Act in the financial statements. The primary impact of the Tax Act resulted from the re-measurement of deferred tax assets and liabilities due to the change in the corporate tax rate, reducing our deferred tax assets by $2.3 million with a corresponding reduction in the valuation allowance. This had no effect on the Company’s effective tax rate. In the fourth quarter of 2018, we completed our analysis as of December 31, 2018, with no material changes from our provisional estimate.

The following table summarizes the activity related to the Company’s unrecognized tax benefits for the years ended December 31, 2018 and 2017 (in thousands):

Balance as of December 31, 2016	$—
Increases related to tax positions taken during the prior year	227
Increases related to tax positions taken during the current year	403

Balance as of December 31, 2017	630
Increases related to tax positions taken during the current year	877

Balance as of December 31, 2018	$1,507

If the unrecognized tax benefits for uncertain tax positions as of December 31, 2018, is recognized, there will be no impact to the effective tax rate as the tax benefit would increase the deferred tax assets, which is currently offset with a full valuation allowance. The Company’s policy is to include interest and penalties related to unrecognized tax benefits, if any, within the provision for taxes in the consolidated statements of operations. The Company did not accrue any interest or penalties and does not have any tax positions for interest or penalties for the year ended December 31, 2018. The Company does not have any tax positions for which it is reasonably possible that the total amount of gross unrecognized tax benefits will significantly change within 12 months of December 31, 2018.

The Company’s income tax returns generally remain subject to examination by federal and most state tax authorities. The Company is currently not subject to any income tax audits by federal or state taxing authorities. The statute of limitations for tax liabilities for all years remains open.